Ticker:    GBIL    Stock Exchange:    NYSE Arca

Before you invest, you may want to review the Goldman Sachs TreasuryAccess 0-1 Year ETF’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent annual reports to shareholders, online at www.gsamfunds.com/summaries. You can also get this information at no cost by calling 800-621-2550. The Fund’s Prospectus and SAI, both dated December 29, 2016, as supplemented to date, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Goldman Sachs TreasuryAccess 0-1 Year ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Citi US Treasury 0-1 Year Composite Select Index (the “Index”).

FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.14%
Distribution and Service (12b-1) Fee	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.14%
Fee Waiver[1]	(0.02)%
Total Annual Fund Operating Expenses After Fee Waiver	0.12%

[1]

The Investment Adviser has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.12% as an annual percentage rate of average daily net assets of the Fund. This arrangement will remain in effect through at least July 31, 2018, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

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EXPENSE EXAMPLE

This Example is intended to help you compare the cost of owning Shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver for only the first year). The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Shares	$ 12	$ 43

PORTFOLIO TURNOVER

The Fund may pay transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in total annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. Because the Fund had not commenced operations as of August 31, 2016, there is no portfolio turnover information quoted for the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index.

The Index is designed to measure the performance of U.S. Treasury Obligations with a maximum remaining maturity of 12 months. “U.S. Treasury Obligations” refer to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include U.S. Treasury notes, U.S. Treasury bills and U.S. Treasury floating rate bonds.

As of November 18, 2016, there were 72 issues in the Index and the Index had a weighted average maturity of 0.35 years. The Index includes publicly-issued U.S. Treasury Obligations that have a minimum remaining maturity of 1 month and a maximum remaining maturity of 12 months at the time of rebalance and that have a minimum issue size of $5 billion. In addition, the securities in the Index must be non-convertible and denominated in U.S. dollars. The Index excludes certain special issues, such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. 10-year and 30-year U.S. Treasury bonds are not eligible for inclusion in the Index. The Index is rebalanced monthly on the last day of the month.

The Investment Adviser uses a representative sampling strategy to manage the Fund. “Representative sampling” is an indexing strategy in which the Fund invests in a representative sample of constituent securities that has a collective investment profile similar to that of the Index. The securities selected for investment by the Fund are expected to have, in the aggregate, investment characteristics, fundamental characteristics and liquidity measures similar to those of the Index. The Fund may or may not hold all of the securities in the Index.

The Index is sponsored by FTSE Fixed Income LLC (“FTSE” or the “Index Provider”), which is not affiliated with the Fund or the Investment Adviser. The Index is market capitalization-weighted and the securities in the Index are updated on the last business day of each month. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

THE FUND IS NOT A MONEY MARKET FUND AND DOES NOT ATTEMPT TO MAINTAIN A STABLE NET ASSET VALUE.

PRINCIPAL RISKS OF THE FUND

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing.

Calculation Methodology Risk. The Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Investment Adviser nor the Index Provider can offer assurances that the Index’s calculation methodology or sources of information will provide a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.

Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by the Fund may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”).

Index Risk. The Fund will be negatively affected by general declines in the securities and asset classes represented in the Index. In addition, because the Fund is not “actively” managed, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. The Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline

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or a decline in the value of one or more issuers. The Index Provider relies on third party data it believes to be reliable in constructing the Index, but it does not guarantee the accuracy or availability of such third party data. Errors in index data, index computation or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, neither the Fund, the Investment Adviser nor the Index Provider can guarantee the availability or timeliness of the production of the Index.

Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Large Shareholder Risk. Certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity may invest in the Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca, Inc. (“NYSE Arca”) and may, therefore, have a material upward or downward effect on the market price of the Shares.

Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Market Trading Risk. The NAV of the Fund and the value of your investment may fluctuate. The Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. Any of these factors, among others, may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Index. As a result, an adverse development respecting a security held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index. Conversely, a positive development relating to a security in the Index that is not held by the Fund could cause the Fund to underperform the Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Index. The performance of the Fund may diverge from that of the Index for a number of reasons. Tracking error may occur because of transaction costs, the Fund’s holding of cash, differences in accrual of dividends, changes to the Index or the need to meet new or existing regulatory requirements. Unlike the Fund, the returns of the Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions. In addition, the Fund’s use of a representative sampling approach may cause the Fund’s returns to not be as well correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions in which they are represented in the Index. To the extent that the Fund calculates its NAV based on fair value prices and the value of the Index is based on securities’ closing prices (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected. Because the Index, unlike the Fund, is not required to comply with requirements of the Investment Company Act of 1940, as amended (the “Investment Company Act”), the Fund may be required to deviate its investments from the component securities of the Index in order to comply with the Investment Company Act. In addition, the Fund may be required to deviate its investments from the securities and relative weightings of the Index to meet the issuer diversification requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies, market restrictions or other legal reasons. For tax efficiency purposes, the Fund may sell certain securities to realize losses, which will result in a deviation from the Index.

U.S. Treasury Obligations Risk. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. Because U.S. Treasury Obligations trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. In addition, changes in the credit rating or financial condition of the U.S. government may cause the value of U.S. Treasury Obligations to decline.

Valuation Risk. The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise. NAV calculation may also be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may affect the

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Fund’s ability to effect in-kind creations and redemptions on a T+0 or T+1 (as defined below) basis, respectively.

PERFORMANCE

As the Fund had not operated for a full calendar year as of the date of the Prospectus, there is no performance information quoted for the Fund. Updated performance information is available at no additional cost at www.gsamfunds.com or by calling the phone number on the back of the Prospectus.

PORTFOLIO MANAGEMENT

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers: David Fishman, Managing Director, has managed the Fund since 2016; Joshua Kruk, Managing Director, has managed the Fund since 2017; and Jason Singer, Managing Director, has managed the Fund since 2017.

BUYING AND SELLING FUND SHARES

The Fund will issue and redeem Shares at NAV only in a large specified number of Shares each called a “Creation Unit,” or multiples thereof. A Creation Unit consists of 50,000 Shares.

For orders received in proper form before 12:00 p.m. Eastern time on a given business day, the Fund expects to effect deliveries as follows, in each case on the same business day (“T+0”): (i) Creation Units by 3:00 p.m. Eastern time (for transactions for which the authorized participant has advanced full collateral) or by 6:00 p.m. Eastern time (for transactions for which the authorized participant has not advanced full collateral); and (ii) redemption proceeds by 3:00 p.m. Eastern time (by 5:30 p.m. Eastern time for certain authorized participants).

For orders received in proper form on or after 12:00 p.m. Eastern time on a given business day, the Fund expects to effect deliveries as follows, in each case on the next business day (“T+1”): (i) Creation Units by 6:00 p.m. Eastern time; and (ii) redemption proceeds by 3:00 p.m. Eastern time (by 5:30 p.m. Eastern time for certain authorized participants).

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed and traded on NYSE Arca. Shares trade at market prices rather than NAV, therefore Shares of the Fund may trade at a price greater than or less than NAV.

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments made through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), GSAM or other related companies may pay the intermediary for the sale of Fund Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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